                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Proxy Statement/Prospectus constituting a part of this Registration Statement on Form S-4 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (to be renamed Pennzoil- Quaker State Company) upon consummation of the merger of Downstream Merger Company with and into Quaker State Corporation.


                                             /s/      ERNEST H. COCKRELL
                                             ----------------------------------
                                             Ernest H. Cockrell

August 14, 1998

                                                                    EXHIBIT 99.6


                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Proxy Statement/Prospectus constituting a part of this Registration Statement on Form S-4 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (to be renamed Pennzoil-Quaker State Company) upon consummation of the merger of Downstream Merger Company with and into Quaker State Corporation.



                                                      /s/ HOWARD H. BAKER, JR.
                                                      --------------------------
                                                      Howard H. Baker, Jr.

August 14, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Proxy Statement/Prospectus constituting a part of this Registration Statement on Form S-4 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (to be renamed Pennzoil-Quaker State Company) upon consummation of the merger of Downstream Merger Company with and into Quaker State Corporation.



                                                      /s/ W.L. LYONS BROWN, JR.
                                                      --------------------------
                                                      W.L. Lyons Brown, Jr.

August 14, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Proxy Statement/Prospectus constituting a part of this Registration Statement on Form S-4 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (to be renamed Pennzoil- Quaker State Company) upon consummation of the merger of Downstream Merger Company with and into Quaker State Corporation.


                                             /s/      ALFONSO FANJUL
                                             ----------------------------------
                                             Alfonso Fanjul

August 14, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Proxy Statement/Prospectus constituting a part of this Registration Statement on Form S-4 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (to be renamed Pennzoil- Quaker State Company) upon consummation of the merger of Downstream Merger Company with and into Quaker State Corporation.


                                             /s/      BERDON LAWRENCE
                                             ----------------------------------
                                             Berdon Lawrence

August 14, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Proxy Statement/Prospectus constituting a part of this Registration Statement on Form S-4 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (to be renamed Pennzoil- Quaker State Company) upon consummation of the merger of Downstream Merger Company with and into Quaker State Corporation.


                                             /s/      GERALD B. SMITH
                                             ----------------------------------
                                             Gerald B. Smith

August 14, 1998

                                                                    EXHIBIT 99.6


               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR


The undersigned hereby consents to the use of his name in the Registration Statement on Form S-4 of Pennzoil Products Company (to be renamed
"Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF
PENNZOIL-QUAKER STATE COMPANY" as a designee to become a director of Pennzoil-Quaker State Company.




/s/ L. DAVID MYATT                           Aug. 10, 1998
-------------------------------              -----------------------------
L. David Myatt                               Date:

                                                                    EXHIBIT 99.6


               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR


The undersigned hereby consents to the use of his name in the Registration Statement on Form S-4 of Pennzoil Products Company (to be renamed
"Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF
PENNZOIL-QUAKER STATE COMPANY" as a designee to become a director of Pennzoil-Quaker State Company.




/s/ FORREST R. HASELTON                      8/7/98
-------------------------------              -----------------------------
Forrest R. Haselton                          Date:

                                                                    EXHIBIT 99.6


               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR


The undersigned hereby consents to the use of his name in the Registration Statement on Form S-4 of Pennzoil Products Company (to be renamed
"Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF
PENNZOIL-QUAKER STATE COMPANY" as a designee to become a director of Pennzoil-Quaker State Company.




/s/ LORNE R. WAXLAX                          7 August 1998
-------------------------------              -----------------------------
Lorne R. Waxlax                              Date:

                                                                    EXHIBIT 99.6


               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR


The undersigned hereby consents to the use of his name in the Registration Statement on Form S-4 of Pennzoil Products Company (to be renamed
"Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF
PENNZOIL-QUAKER STATE COMPANY" as a designee to become a director of Pennzoil-Quaker State Company.




/s/ C. FREDERICK FETTEROLF                   Aug. 8-98
-------------------------------              -----------------------------
C. Frederick Fetterolf                      Date:

                                                                    EXHIBIT 99.6


               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR


The undersigned hereby consents to the use of his name in the Registration Statement on Form S-4 of Pennzoil Products Company (to be renamed
"Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF
PENNZOIL-QUAKER STATE COMPANY" as a designee to become a director of Pennzoil-Quaker State Company.




/s/ HERBERT M. BAUM                          8/10/98
-------------------------------              -----------------------------
Herbert M. Baum                              Date: